Exhibit 99.1

RADIANT LOGISTICS ANNOUNCES

SELECT PRELIMINARY UNAUDITED FINANCIAL RESULTS

FOR FIRST FISCAL QUARTER ENDED SEPTEMBER 30, 2022

Record Results of Operation Estimated for First Fiscal Quarter

SEC Filings Expected to be Brought Current by Calendar Year End

CEO Crain Comments on Restatement Process

RENTON, WA November 9, 2022 – Radiant Logistics, Inc. (NYSE American: RLGT), a third-party logistics company providing technology-enabled global transportation and value added logistics solutions to customers, today announced select preliminary unaudited financial results for the three months ended September 30, 2022, and that it will be filing a Form 12b-25 with the U.S. Securities and Exchange Commission, as the Company will be late in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Form 10-Q”). The delay in the filing of the Company’s Form 10-Q for the quarter ended September 30, 2022, is a result of the previously disclosed delay of the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 and the Company’s on-going efforts to complete the restatement of its fiscal 2021 audited financial statements, each of the interim quarterly financial statements filed on Form 10-Q during fiscal 2021, as well as each of the interim quarterly financial statements filed on Form 10-Q during its 2022 fiscal year (the “Restatement Periods”). The Company currently expects that it will bring all of its filings current before the end of the calendar year.

The financial results presented below for the quarterly period ended September 30, 2022, reflect the Company’s preliminary, internal management prepared and unaudited results of operations as of the date of this press release. These financial statements have not yet been reviewed by our independent auditors. Accordingly, not only will these preliminary results be subject to change upon completion of standard quarterly review procedures by our independent auditors, but they may also be subject to change upon the completion of the audit of the Company’s full-year financial statements and any flow through effects of adjustments arising from the restatement process, and actual results may vary from these preliminary results.

To keep its stockholders and the public informed on its current operations, the Company has determined to report on its preliminary management prepared unaudited results for the Company’s first fiscal quarter ended September 30, 2022 as follows:

Financial Highlights – Three Months Ended September 30, 2022 (Preliminary)

•
Revenues increased to a record $331.0 million for the first fiscal quarter ended September 30, 2022, up compared to revenues for the comparable prior year period.
•
Net revenues, a non-GAAP financial measure, increased to a record $76.5 million for the first fiscal quarter ended September 30, 2022, up compared to net revenues for the comparable prior year period.
•
Net income attributable to Radiant Logistics, Inc. increased to a record $8.0 million for the first fiscal quarter ended September 30, 2022, or $0.17 per basic and $0.16 per fully diluted share, up compared to net income per basic and fully diluted share for the comparable prior year period.
•
Adjusted net income, a non-GAAP financial measure, increased to a record $13.4 million, or $0.27 per basic and fully diluted share for the first fiscal quarter ended September 30, 2022, up compared to adjusted net income per basic and fully diluted share for the comparable prior year period. Adjusted net income is calculated by applying a normalized tax rate of 24.5% and excluding other items not considered part of regular operating activities.
•
Adjusted EBITDA, a non-GAAP financial measure, increased to a record $18.5 million for the first fiscal quarter ended September 30, 2022, up compared to adjusted EBITDA for the comparable prior year period.
•
Adjusted EBITDA margin (adjusted EBITDA expressed as a percentage of net revenues), a non-GAAP financial measure, increased to a record 24.2% for the first fiscal quarter ended September 30, 2022, up compared to adjusted EBITDA margin for the comparable prior year period.

Acquisition Update

On October 5, 2022, the Company announced that it acquired Cascade Enterprises of Minnesota, Inc. (“Cascade”), a Minnesota based, privately held company that has operated as a strategic operating partner under the Company’s Airgroup brand since 2007. The Company structured the transaction similar to its previous transactions, with a portion of the expected purchase price payable in subsequent periods based on the future performance of the acquired operations. Cascade will continue to operate under the Airgroup brand through the remainder of 2022 and is expected to transition to the Radiant brand in early 2023 as Cascade is combined with existing Company owned operations in the Minneapolis area.

Stock Buy-back

The Company purchased 219,517 shares of its common stock at an average cost of $6.11 per share for an aggregate cost of $1.3 million during the three months ended September 30, 2022. An additional 352,231 shares of its common stock were repurchased during October 2022 for a cost of $2.1 million, such that during the four months ended October 31, 2022, the Company purchased an aggregate of 571,748 shares of its common stock at an average cost of $5.97 per share for an aggregate cost of $3.4 million. As of November 1, 2022, the Company had 48,315,935 shares outstanding.

CEO Bohn Crain comments on preliminary results, and the Company efforts to bring its filings current

“We are very pleased to share our preliminary results for the September quarter, which reflects our continued trend of solid financial performance and solid gains as compared to our comparable prior year results, as we currently estimate our prior year results, subject to the completion of our prior year financial statements for the Restatement Periods” said Bohn Crain, Founder and CEO of Radiant Logistics. “We saw improvement in all aspects of our financial results, including in our revenues, net revenues, net income, adjusted net income, adjusted EBITDA and adjusted EBITDA margin. Based on our preliminary estimates, we are reporting record first quarter results consisting of: $331.0 million of revenues; net revenues of $76.5 million; net income attributable to Radiant Logistics, Inc. of $8.0 million; adjusted net income of $13.4 million; and adjusted EBITDA of $18.5 million. We also saw improvement in our adjusted EBITDA margin.

In addition, we continue to make good progress in our balanced approach to capital allocation through a combination of our strategic acquisition and stock buy-back initiatives. We completed the acquisition of our long-time strategic operating partner, Cascade Enterprises in Minnesota effective as of October 1, 2022, and during the first four months ended October 31, 2022, acquired $3.4 million of our common stock at what we believe is very attractive pricing. For the quarter we also generated an estimated $25.6 million in cash from operations and continue to maintain very low leverage on our balance sheet. As of September 30, 2022, we had $26.5 million of cash on hand and net debt of $19.7 million.

As we have previously discussed, while we remain very optimistic about our prospects for fiscal 2023 and beyond, we are beginning to see signs of a slowing economy and expect operations to return to more normalized levels and growth rates in coming quarters. We believe we are well positioned with a durable, diverse service offering and strong balance sheet to support our customers and continue to execute against our broader strategic initiatives.”

Crain continued: “Notwithstanding our continued strong results, the Board and leadership team remain hyper-focused on bringing our filings current with the SEC. We are working expeditiously to complete our previously reported efforts to restate certain historical financial statements related principally to the timing of recognition of the Company’s estimated accrual of in-transit revenues and related costs, and expect to bring our filings current with the SEC by the end of the calendar year.

As previously disclosed, on September 28, 2022, the Audit and Executive Oversight Committee (the “Committee”) of the Board of Directors of the Company, after meeting with management and consultation with Moss Adams LLP (“Moss Adams”), its current registered independent public accounting firm, and BDO USA, LLP (“BDO”), its predecessor registered independent public accounting firm, concluded that the Company’s previously issued financial statements for the Restatement Periods should be restated to correct historical errors related principally to the timing of recognition of the Company’s estimated accrual of in-transit revenues and related costs.

Based on our work to date, the Company still believes the net effect of the restatements to fully diluted earnings per share during the Restatement Periods will be relatively modest as compared to our originally reported results. This reflects our best estimate of the adjustments that will flow though our financial statements and remain subject to further adjustment pending the completion of our work with the auditors to finalize the restated amounts. In any event, it is worth re-enforcing that, irrespective of the restatement process, we expect to report record results in terms of revenue and earnings for fiscal 2022 while maintaining historically low leverage on our balance sheet and enjoy good financial flexibility to continue to execute our strategy moving forward. I would characterize the work to be done around accruing for in-transit revenues as unfortunate growing pains, but we remain very optimistic about our prospects and opportunities to continue to leverage our best-in-class technology, robust North American footprint, extensive global network of service partners and recent acquisition of Navegate to continue to build on the great platform we have created here at Radiant.”

About Radiant Logistics (NYSE American: RLGT)

Radiant Logistics, Inc. (www.radiantdelivers.com) is a third-party logistics company providing technology-enabled global transportation and value-added logistics solutions to customers based primarily in the United States and Canada. Through its comprehensive service officering, Radiant provides domestic and international freight forwarding along with truck and rail brokerage services to a diversified account base including manufacturers, distributors and retailers which it supports from an extensive network of Radiant and agent-owned offices throughout North America and other key markets around the world. Radiant’s value-added logistics services include warehouse and distribution, customs brokerage, order fulfillment, inventory management and technology services.

This announcement contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this announcement. These include, but are not limited to, our beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, along with express or implied assumptions about, among other things: our continued relationships with our strategic operating partners; the performance of our historic business, as well as the businesses we have recently acquired, at levels consistent with recent trends and reflective of the synergies we believe will be available to us as a result of such acquisitions; our ability to successfully integrate our recently acquired businesses; our ability to locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; transportation costs remaining in-line with recent levels and expected trends; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger strategic operating partners; our compliance with financial and other covenants under our indebtedness; the absence of any adverse laws or governmental regulations affecting the transportation industry in general, and our operations in particular; the impact of COVID-19 on our operations and financial results; the global economic climate and current conflict in Ukraine amplify many of these risks the Company’s ongoing assessment of the ransomware incident, adverse legal, reputational and financial effects on the Company resulting from the ransomware incident or future cyber incidents and the effectiveness of the Company’s business continuity plans in response to cyber incidents, like the ransomware incident; and such other factors that may be identified from time to time in our Securities and Exchange Commission (“SEC”) filings and other public announcements, including those set forth under the caption “Risk Factors” in our Form 10-K for the year ended June 30, 2021. In addition, the global economic climate and current conflict in Ukraine amplify many of these risks. Our forward-looking statements are also based upon management’s beliefs and assumptions regarding, among others: the nature and estimated amount of adjustments to our financial statements covering the Restatement Periods as the final adjustments may vary from the amounts estimated in prior SEC Reports, and such variance may be material; the nature and estimated amount of adjustments to our published estimated results for the first quarter of fiscal 2023 covered in this Press Release, with the recognition that such adjustments may be material; the timing for completion of the restated financial statements included within the Restatement Periods and the associated Securities and Exchange Commission filings within which the restated financial statements are to be included, including the Form 10-Q that is the subject matter of this Press Release; and such other factors that may be identified: (i) in our Form 10-K for the fiscal year ended June 30, 2021, including those set forth under the caption “Risk Factors” in such Form 10-K; and (ii) in such other Securities and Exchange Commission filings and other public announcements, following our Form 10-K for the fiscal year ended June 30, 2021. For the purpose of our forward-looking statements, we assume that we will within the short-term remediate any temporary compliance issues we are presently experiencing with the NYSE as we contemplate being able to regain compliance with all applicable SEC and exchange compliance requirements once we are able to file the delinquent Form 10-K and Form 10-Q with the SEC. We also assume that we will be able to secure whatever waivers and/or consents as may be necessary, if at all, to maintain compliance under our senior credit facility as a consequence of our inability to timely provide financial statements to our senior lenders, as well as the modifications that may be required of past compliance certifications that we have provided to our senior lenders during the Restatement Periods. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact: Radiant Logistics, Inc. Todd Macomber (425) 943-4541 investors@radiantdelivers.com	Media Contact: Radiant Logistics, Inc. JP Deenihan (425) 462-1094 communications@radiantdelivers.com

RADIANT LOGISTICS, INC.

Condensed Consolidated Balance Sheets

(preliminary)

September 30,
(In thousands, except share and per share data)	2022
ASSETS
Current assets:
Cash and cash equivalents	$26,544
Accounts receivable, net of allowance of $2,842	164,439
Contract assets	49,967
Prepaid expenses and other current assets	15,327
Total current assets	256,277

Property, technology, and equipment, net	22,890

Goodwill	86,751
Intangible assets, net	43,000
Operating lease right-of-use assets	44,143
Deposits and other assets	5,660
Long-term restricted cash	625
Total other long-term assets	180,179
Total assets	$459,346

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$127,084
Operating partner commissions payable	17,021
Accrued expenses	9,387
Income tax payable	711
Current portion of notes payable	4,331
Current portion of operating lease liability	10,027
Current portion of finance lease liability	538
Current portion of contingent consideration	2,600
Other current liabilities	297
Total current liabilities	171,996

Notes payable, net of current portion	40,300
Operating lease liability, net of current portion	38,712
Finance lease liability, net of current portion	1,084
Contingent consideration, net of current portion	3,090
Deferred income taxes	6,207
Total long-term liabilities	89,393
Total liabilities	261,389

Equity:
Common stock, $0.001 par value, 100,000,000 shares authorized; 51,418,835 shares issued, and 48,674,710 shares outstanding	33
Additional paid-in capital	106,314
Treasury stock at cost, 2,744,125 shares	(17,344)
Retained earnings	113,044
Accumulated other comprehensive loss	(4,274)
Total Radiant Logistics, Inc. stockholders’ equity	197,773
Non-controlling interest	184
Total equity	197,957
Total liabilities and equity	$459,346

RADIANT LOGISTICS, INC.

Condensed Consolidated Statements of Comprehensive Income

(preliminary)

Three Months Ended September 30,
(In thousands, except share and per share data)	2022
Revenues	$330,971

Operating expenses:
Cost of transportation and other services	254,491
Operating partner commissions	30,106
Personnel costs	19,771
Selling, general and administrative expenses	8,769
Depreciation and amortization	6,778
Change in fair value of contingent consideration	160
Total operating expenses	320,075

Income from operations	10,896

Other income (expense)
Interest income	40
Interest expense	(821)
Foreign currency transaction gain	467
Change in fair value of interest rate swap contracts	690
Other	5
Total other income (expense)	381

Income before income taxes	11,277

Income tax expense	(3,152)

Net income	8,125
Less: net income attributable to non-controlling interest	(79)

Net income attributable to Radiant Logistics, Inc.	$8,046

Other comprehensive loss:
Foreign currency translation loss	(3,478)
Comprehensive income	$4,647

Income per share:
Basic	$0.17
Diluted	$0.16

Weighted average common shares outstanding:
Basic	48,745,317
Diluted	50,303,117

Reconciliation of Non-GAAP Measures

RADIANT LOGISTICS, INC.

Reconciliation of Total Revenues to Net Revenues, Net Income Attributable to Radiant Logistics, Inc.
to Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin

(Preliminary)

As used in this report, Net Revenues, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are not measures of financial performance or liquidity under United States Generally Accepted Accounting Principles (“GAAP”). Net Revenues, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are presented herein because they are important metrics used by management to evaluate and understand the performance of the ongoing operations of Radiant’s business. For Adjusted Net Income, management uses a 24.5% tax rate to calculate the provision for income taxes to normalize Radiant’s tax rate to that of its competitors and to compare Radiant’s reporting periods with different effective tax rates. In addition, in arriving at Adjusted Net Income, the Company adjusts for certain non-cash charges and significant items that are not part of regular operating activities. These adjustments include income taxes, depreciation and amortization, change in fair value of contingent consideration, transition costs, lease termination costs, acquisition related costs, litigation costs, amortization of debt issuance costs, change in fair value of interest rate swap contracts, and gain on forgiveness of debt.

We commonly refer to the term “net revenues” when commenting about our Company and the results of operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations and expenses attributed to the Company’s services. We believe net revenues are a better measurement than are total revenues when analyzing and discussing the effectiveness of our business and is used as a portion of a key metric the Company uses to discuss its progress.

EBITDA is a non-GAAP measure of income and does not include the effects of interest, taxes, and the “non-cash” effects of depreciation and amortization on long-term assets. Companies have some discretion as to which elements of depreciation and amortization are excluded in the EBITDA calculation. We exclude all depreciation charges related to property, technology and equipment, and all amortization charges (including amortization of leasehold improvements). We then further adjust EBITDA to exclude changes in fair value of contingent consideration, expenses specifically attributable to acquisitions, transition and lease termination costs, foreign currency transaction gains and losses, extraordinary items, share-based compensation expense, litigation expenses unrelated to our core operations, gain on forgiveness of debt, and other non-cash charges. While management considers EBITDA, and adjusted EBITDA useful in analyzing our results, it is not intended to replace any presentation included in our consolidated financial statements.

We believe that these non-GAAP financial measures, as presented, represent a useful method of assessing the performance of our operating activities, as they reflect our earnings trends without the impact of certain non-cash charges and other non-recurring charges. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations to allow a comparison to other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results. However, these non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Net Revenues, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin should not be considered in isolation or as a substitute for any of the consolidated statements of comprehensive income prepared in accordance with GAAP, or as an indication of Radiant’s operating performance or liquidity.

(In thousands)	Three Months Ended September 30,
2022
Net Revenues (Non-GAAP measure)	Preliminary
Total revenues	$330,971
Cost of transportation and other services	254,491

Net revenues	$76,480
Net margin	23.1%

(In thousands)	Three Months Ended September 30,
2022
Reconciliation of GAAP net income to adjusted EBITDA	Preliminary
Net income attributable to Radiant Logistics, Inc.	$8,046
Income tax expense	3,152
Depreciation and amortization	6,778
Net interest expense	781

EBITDA	18,757

Share-based compensation	609
Change in fair value of contingent consideration	160
Acquisition related costs	27
Litigation costs	120
Change in fair value of interest rate swap contracts	(690)
Foreign currency transaction gain	(467)

Adjusted EBITDA	$18,516
Adjusted EBITDA margin (Adjusted EBITDA as a % of Net Revenues)	24.2%

(In thousands, except share and per share data)	Three Months Ended September 30,
2022
Reconciliation of GAAP net income to adjusted net income	Preliminary
GAAP net income attributable to Radiant Logistics, Inc.	$8,046
Adjustments to net income:
Income tax expense	3,152
Depreciation and amortization	6,778
Change in fair value of contingent consideration	160
Acquisition related costs	27
Litigation costs	120
Change in fair value of interest rate swap contracts	(690)
Amortization of debt issuance costs	110

Adjusted net income before income taxes	17,703

Provision for income taxes at 24.5%	(4,337)

Adjusted net income	$13,366

Adjusted net income per common share:
Basic	$0.27
Diluted	$0.27

Weighted average common shares outstanding:
Basic	48,745,317
Diluted	50,303,117